UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 3, 2022

Enviva Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave.	Suite 1800
Bethesda,	MD	20814
(Address of principal executive offices)		(Zip code)

(301)	657-5560
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.    Results of Operations and Financial Condition.
On October 3, 2022, Enviva Inc. (“Enviva”) issued a press release containing preliminary financial results guidance for the quarter ended September 30, 2022 and for the quarter ending December 31, 2022 and providing certain operational updates. A copy of the press release is furnished with this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1.
The information in Item 2.02 and Item 7.01 of this Current Report and Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” by Enviva for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 7.01.    Regulation FD Disclosure.
The information set forth under Item 2.02 is incorporated by reference as if fully set forth herein.
Item 9.01.    Financial Statements and Exhibits.
Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Enviva Inc. press release dated October 3, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
ENVIVA INC.

Date: October 3, 2022    By:     /s/ Jason E. Paral
Name:    Jason E. Paral
Title:    Senior Vice President, Deputy General Counsel, and
    Secretary
    3